UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

ALX ONCOLOGY HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39386	85-0642577
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

866 Malcolm Road, Suite 100 Burlingame, California
94010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 466-7125

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALXO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 11, 2021, the Board of Directors (the “Board”) of ALX Oncology Holdings Inc. (the “Company”) voted to increase its authorized size from six directors to seven directors. Contemporaneously, Sophia Randolph, M.D., Ph.D., the Company’s Chief Medical Officer, was appointed to the Board to fill the newly created vacancy. Dr. Randolph will serve as a Class I director, with a term expiring at the Company’s 2021 annual meeting of the stockholders. Dr. Randolph will not serve as a member of any committee of the Board.

Dr. Randolph has served as the Company’s Chief Medical Officer since June 2016 and as an employee director will not receive any additional compensation as a result of her appointment as a director of the Company. There is no arrangement or understanding between Dr. Randolph and any other persons pursuant to which Dr. Randolph was elected as a director.

Dr. Randolph is a party to the following transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K: On April 1, 2020, the Company completed a reorganization whereby ALX Oncology Limited became the Company’s wholly-owned subsidiary and all of the shareholders of ALX Oncology Limited became the Company’s stockholders, holding the same number of corresponding shares as they did in ALX Oncology Limited immediately prior to the reorganization. In connection with the reorganization, Dr. Randolph was issued 132,966 shares of the Company’s common stock with a total purchase price of $131,250 in exchange for the corresponding shares she held in ALX Oncology Limited immediately prior to the reorganization.

Dr. Randolph is not a party to any other transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 15, 2021, the Company issued a press release announcing the appointment of Dr. Randolph as director. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALX ONCOLOGY HOLDINGS INC.

Date: March 15, 2021	By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer